UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

September 15, 2006

Date of report (Date of earliest event reported)

ADVO, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11720	06-0885252
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

One Targeting Centre, Windsor, Connecticut 06095

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (860) 285-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01	Other Events

On September 15, 2006, the Company filed a second public (redacted) answer and counterclaims in the Delaware Court of Chancery, which is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Second Redacted Answer and Counterclaims of the Company filed in the Delaware Court of Chancery on September 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 19, 2006	ADVO, INC.

	By	/s/ John D. Speridakos
John D. Speridakos
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Second Redacted Answer and Counterclaims of the Company filed in the Delaware Court of Chancery on September 15, 2006.